Exhibit 99.1
CRESCENT VILLAGE TOWNHOMES
LIMITED PARTNERSHIP
FINANCIAL REPORT
AND SUPPLEMENTARY INFORMATION
DECEMBER 31, 2006 AND 2005

CRESCENT VILLAGE TOWNHOMES LIMITED PARTNERSHIP
TABLE OF CONTENTS
DECEMBER 31, 2006 AND 2005

Page

Independent Auditor’s Report	1

FINANCIAL STATEMENTS

Balance Sheets	2

Statements of Operations	3

Statements of Changes in Partners’ Equity	4

Statements of Cash Flows	5

Notes to Financial Statements	6—12

Independent Auditor’s Report on Supplementary Information	14

SUPPLEMENTARY INFORMATION

Detailed Balance Sheet Schedules	15

Detailed Statement of Operations Schedules	16—18

CERTIFIED PUBLIC ACCOUNTANTS
INDEPENDENT AUDITOR’S REPORT
To the Partners of Crescent Village Townhomes Limited Partnership
c/o Joint Development & Housing Corporation
We have audited the accompanying balance sheets of Crescent Village Townhomes Limited Partnership as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crescent Village Townhomes Limited Partnership as of December 31, 2006 and 2005, and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Certified Public Accountants
Cincinnati, Ohio
January 31, 2007
Donald R. Harting
Terrence P. Egan
James R. Hocbwalt
Charles C. Craft
Randall S. Kuvin
Randolph N. Kramer
David P. Dirksen
Bruce G. Kreinbrink
Kelley G. O’Neil
Julie M. Kline
Dustin C. Fry
Terry L. Yoho
Linda B. Hadley
Alexander P. Kurian
Angela L. Gatto
Erin J. Kliesch
Kevin R. Hagstrom
Michael W. Smith
Jeffrey M. Woeste
Robert L. Hesch
RETIRED
David E. Flagel
Gerald P. Flagel
Arthur J. Huber
Louis G. Homan

DAYTON	CINCINNATI
3400 South Dixie Drive / Dayton, Ohio 45439-2304	9135 Governors Way / Cincinnati, Ohio 45249-2037
phone: (937) 299-3400 / fax: (937) 293-5481 / www.fhf-cpa.com	phone: (513) 774-0300 / fax: (513) 774-7250 / www.fhf-cpa.com

CRESCENT VILLAGE TOWNHOMES LIMITED PARTNERSHIP
BALANCE SHEETS

	DECEMBER 31,
	2006	2005
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$71,223	$172,924
Receivables, net of allowance for doubtful accounts of $47 and $1,036 in 2006 and 2005, respectively	4,954	6,251
Reserve for replacement	6,174	1,322
Real estate taxes and insurance escrow	61,417	51,939
Project expense loans receivable	350,615	231,045

TOTAL CURRENT ASSETS	494,383	463,481

FIXED ASSETS, at net book value	3,249,722	3,458,062

OTHER ASSETS, net of accumulated amortization	22,387	29,021

TOTAL ASSETS	$3,766,492	$3,950,564

LIABILITIES AND PARTNERS’ EQUITY

CURRENT LIABILITIES
Trade payables	$8,825	$12,758
Accrued expenses	107,175	101,006
Security deposits	46,558	42,172
Deferred revenue	1,894	1,046
Current portion of mortgage payable	36,909	33,925

TOTAL CURRENT LIABILITIES	201,361	190,907

LONG-TERM DEBT
Mortgage payable	2,586,065	2,622,974

TOTAL LIABILITIES	2,787,426	2,813,881

PARTNERS’ EQUITY
Investor Limited Partner	174,189	294,201
Special Limited Partner	10	10
General Partner	804,867	842,472

	979,066	1,136,683

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$3,766,492	$3,950,564

The accompanying notes are an integral part of these statements.

CRESCENT VILLAGE TOWNHOMES LIMITED PARTNERSHIP
STATEMENTS OF OPERATIONS

	FOR THE YEARS ENDED DECEMBER 31,
	2006	2005

INCOME FROM RENTS AND MISCELLANEOUS	$744,628	$732,761

RENTAL EXPENSES
Administrative expense	125,634	114,478
Utilities	6,685	16,695
Operating and maintenance expense	109,084	115,355
Real estate taxes	81,319	75,694
Other taxes, licenses and permits	553	17
Insurance	25,077	17,179

	348,352	339,418

NET RENTAL INCOME	396,276	393,343

OTHER DEDUCTIONS
Mortgage interest expense	223,239	226,001

INCOME — before depreciation and amortization	173,037	167,342

DEPRECIATION	242,838	250,238
AMORTIZATION	6,634	6,633

	249,472	256,871

NET LOSS	$(76,435)	$(89,529)

The accompanying notes are an integral part of these statements.

CRESCENT VILLAGE TOWNHOMES LIMITED PARTNERSHIP
STATEMENTS OF CHANGES IN PARTNERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

		INVESTOR	SPECIAL
	GENERAL	LIMITED	LIMITED
	PARTNER	PARTNER	PARTNER	TOTAL

Balance — January 1, 2005	$867,157	$414,125	$10	$1,281,292

Distributions	(23,790)	(31,290)	0	(55,080)

Net Loss — 2005	(895)	(88,634)	0	(89,529)

Balance — December 31, 2005	842,472	294,201	10	1,136,683

Distributions	(36,841)	(44,341)	0	(81,182)

Net Loss — 2006	(764)	(75,671)	0	(76,435)

Balance — December 31, 2006	$804,867	$174,189	$10	$979,066

The accompanying notes are an integral part of these statements.

CRESCENT VILLAGE TOWNHOMES LIMITED PARTNERSHIP

STATEMENTS OF CASH FLOWS

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(76,435)	$(89,529)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	242,838	250,238
Amortization	6,634	6,633
Changes in assets and liabilities:
Receivables	1,297	(1,877)
Reserve for replacement	(4,852)	171
Real estate taxes and insurance escrow	(9,478)	10,038
Trade payables	(3,933)	1,649
Accrued expenses	6,169	5,725
Security deposits	4,386	2,632
Deferred revenue	848	(11)

NET CASH PROVIDED BY OPERATING ACTIVITIES	167,474	185,669

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of improvements, equipment and furnishings	(34,498)	(36,103)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on mortgage	(33,925)	(31,182)
Project expense loans receivable	(119,570)	13,797
Distributions	(81,182)	(55,080)

NET CASH USED IN FINANCING ACTIVITIES	(234,677)	(72,465)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(101,701)	77,101

CASH AND CASH EQUIVALENTS — beginning of year	172,924	95,823

CASH AND CASH EQUIVALENTS — end of year	$71,223	$172,924

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$223,478	$226,221

The accompanying notes are an integral part of these statements.

CRESCENT VILLAGE TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
1.	ORGANIZATION

The Partnership was formed on November 21, 1991, to acquire land in Butler County, Ohio, to construct a 90-unit apartment project qualifying for low income housing tax credits provided under Section 42(a) of the Internal Revenue Code, and to lease, manage and operate the project. The Partnership was organized as a limited partnership by Joint Development & Housing Corporation (JDH) and Ashford Investment Corporation (Ashford) as general partners and JDH as the limited partner.

On March 6, 1992, the Partnership Agreement was amended to reflect the withdrawal of Ashford as a general partner and to substitute Towne Building Group, Inc. (TBG) for JDH as the Original Limited Partner.

On December 1, 1992, the Partnership Agreement was amended and restated to admit Boston Financial Institutional Tax Credits III, A Limited Partnership (BFITC) as the Investor Limited Partner and SLP, Inc. (SLP) as a Special Limited Partner; to reflect the withdrawal of TBG, the Original Limited Partner and to set out more fully the rights, obligations and duties of the Partners.

Rental operations commenced on September 17, 1993.

Allocation of Income or Loss and Tax Credits

The Partnership Agreement provides that income or loss and tax credits are to be allocated as follows:

General Partner (GP)	1%
Investor Limited Partner (ILP)	99%
Special Limited Partner (SLP)	0%
Allocation of Cash Flows
Cash flows (as defined in the Partnership Agreement) for each fiscal year (or fractional portion thereof) after the earlier to occur of the first anniversary of the Completion Date (November 17, 1994) or Development Obligation Date (December 1, 1994) are to be distributed, within ninety (90) days of year-end, in the following priority:
First:	100% to ILP until ILP has received $7,500 per year, cumulative but not compounded;

CRESCENT VILLAGE TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
1.	ORGANIZATION (continued)
Second:	to repay any accrued but unpaid management fees and any other amounts due the Management Agent, whenever incurred, by any and all of the Integrated Partnerships (as defined in the Amendment to Limited Partnership Agreements dated March 4, 1998) and any Project Expense Loans (as defined in the Partnership Agreement) of any Integrated Partnership, then outstanding and incurred on or after January 1, 1997; and
Third:	to ILP and GP in equal shares.
For the years ended December 31, 2006 and 2005, distributions from Cash Flows were $81,182 and $55,080, respectively.
Distributions of Other Than Cash Flow

Prior to dissolution, if the General Partner shall determine that there are proceeds available for distribution from a Capital Transaction (as defined in the Partnership Agreement), such proceeds shall be applied and distributed in accordance with the provisions of the Partnership Agreement, as amended.
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Accounting
The financial statements are prepared on the accrual basis of accounting.
Depreciation Methods
Depreciation for financial reporting is computed using the straight-line method over the estimated useful lives of the assets, and for income tax purposes is computed primarily using accelerated methods over the statutory lives of the assets. The Partnership follows the practice of charging expenditures for additions or major replacements to the asset accounts. When an asset is retired or otherwise disposed of, its cost and the related accumulated depreciation are eliminated from their respective accounts and any gain or loss is reflected in the statement of operations.
Cash and Cash Equivalents
The Partnership considers financial instruments with maturities of three months or less to be cash equivalents.
Fair Value of Financial Instrument
The carrying amount of the mortgage payable approximates fair value as a result of the current mortgage rates available to the Partnership at December 31, 2006.

CRESCENT VILLAGE TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.
Advertising Costs
Advertising costs are charged to operations when incurred. Advertising expense for 2006 and 2005 was $28,862 and $26,011, respectively.
Concentration of Credit Risk
The Partnership maintains its cash balances in various Cincinnati, Ohio financial institutions which, at times, may exceed federally insured limits. The Partnership has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.
Accounts Receivable
Tenant rent charges for the current month are due on the first of the month. Rental payments received in advance are deferred until earned. Tenants who are evicted or move out are charged with any damages or cleaning fees in excess of the security deposit. The Partnership accounts for all past due rents as stipulated in the lease agreement, and recognizes other tenant charges on the date assessed at the actual amount due. The Partnership does not accrue interest on tenant receivable balances. Tenant receivable balances in excess of 90 days in arrears are transferred to a collection agency and written off to bad debt expense at that time. The allowance method is used to estimate bad debt expense based on collection experience. The partnership recognized bad debt expense of $5,321 and $1,836 for the years ended December 31, 2006 and 2005, respectively.
3.	RECEIVABLES
The following is a summary of receivables at December 31, 2006 and 2005:

	2006	2005
Rent receivable	$3,558	$7,277
Less: allowance for doubtful accounts	(47)	(1,036)
Other receivables	1,443	10

	$4,954	$6,251

CRESCENT VILLAGE TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
4.	FIXED ASSETS

			Depreciable
	2006	2005	Life in Years
COST
Qualifying for tax credits:
Buildings	$4,531,359	$4,531,359	27
Site improvements	1,193,908	1,193,908	20
Equipment and furnishings	87,643	87,643	12
Not qualifying for tax credits:
Land	374,500	374,500	—
Land improvements — additions	41,564	41,564	20
Equipment — additions	173,939	163,082	12

	6,402,913	6,392,056
Less: accumulated depreciation	(3,153,191)	(2,933,994)

NET BOOK VALUE	$3,249,722	$3,458,062

5.	OTHER ASSETS
The following is a summary of amortizable costs and the related accumulated amortization:

			Amortization
	2006	2005	Period
COST
Loan costs	$66,333	$66,333	10 years
Less: accumulated amortization	(43,946)	(37,312)

	$22,387	$29,021

6.	MORTGAGE PAYABLE
On May 8, 2000, the Partnership refinanced the mortgage with a $2,800,000 real estate mortgage with Fifth Third Real Estate Capital Markets Co. The term of the mortgage is ten (10) years and bears interest at the rate of 8.46%. Principal and interest payments are due monthly in the amount of $21,450, with a balloon payment of approximately $2,025,000 payable in full on the maturity date of June 1, 2010. The mortgage may be prepaid upon giving thirty (30) days notice and upon payment of a prepayment fee equal to the greater of one percent of the outstanding principal balance or a yield maintenance formula included in the mortgage agreement. The prepayment premium period ends within ninety (90) days of the maturity date of the mortgage. The loan is collateralized by the 90-unit apartment complex in Butler County, Ohio known as Crescent Village Townhomes. The partners have no personal liability with respect to this indebtedness.

CRESCENT VILLAGE TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
6.	MORTGAGE PAYABLE (continued)
Following are maturities of the mortgage payable for each of the next four (4) years and in the aggregate:

2007	$36,909
2008	40,155
2009	43,687
2010	2,502,223

$2,622,974

7.	PROJECT EXPENSE LOANS
The Partnership has made advances to the General Partner in the form of Project Expense Loans (as defined in the Amendment to the Limited Partnership Agreement dated March 4, 1998). The loans totaled $350,615 and $231,045 as of December 31, 2006 and 2005 respectively. These loans are non-interest bearing and are repayable only as provided in the Partnership Agreement (see Note 1).
8.	RESERVE FOR REPLACEMENT
The General Partner is responsible for the establishment of a reserve account for capital replacements. The account is to be funded by monthly deposits commencing on the Project Completion Date (November 17, 1993), and must equal the greater of the amount required by the lender or $1,125. The mortgage was refinanced May 8, 2000, at which time the lender required the Partnership to deposit $1,275 per month. Disbursements from the reserve account are permitted for expenditures approved upon written request of the lender.

CRESCENT VILLAGE TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
9.	RELATED PARTY TRANSACTIONS
Effective January 1, 1992, the Partnership entered into a management agreement with Towne Properties Asset Management Company (TPAMC), an affiliate of JDH, in which TPAMC will act as the manager and leasing agent for the project and receive a monthly fee of four percent (4%) monthly gross income. On January 1, 2001 TPAMC assigned this contractual agreement to a newly formed subsidiary Limited Liability Company known as Towne Properties Asset Management Company Ltd., LLC (TPAMC Ltd.), which is owned 84.7% by TPAMC. Total management fees paid or accrued to TPAMC Ltd. in 2006 and 2005 totaled $29,626 and $29,152, respectively. The agreement was for an initial term of one year and is currently on a month-to-month basis. At December 31, 2006 and 2005, the Partnership owed TPAMC Ltd. $2,442 and $2,291 respectively for unpaid management fees. TPAMC also provides office and maintenance supplies and personnel, administrative services, and marketing services, and is reimbursed for these expenses by the Partnership.

Effective December 1, 1992, the Partnership entered into an incentive management agreement with TPAMC, providing for an annual, non-cumulative incentive management fee equal to the lesser of five percent (5%) of gross revenues or the Priority Distribution (as defined in the Partnership Agreement) applicable to such year. In no event, however, shall the incentive management fee and the management fee payable under the Management Agreement exceed, in the aggregate, nine percent (9%) of the gross revenues of the Project in any fiscal year. The agreement continues in full force and effect until termination of the Partnership. No incentive management fee was payable for 2006 and 2005.
10.	RESIDENT LEASE AGREEMENTS
Generally, the apartment units are leased to residents for an initial one-year term. Thereafter, residents can extend the lease on a month-to-month basis.
11.	INCOME TAXES
These statements contain no provision for federal income taxes. As a partnership, any income or loss is reported on the tax returns of the respective partners.

CRESCENT VILLAGE TOWNHOMES LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
11.	INCOME TAXES (continued)
The Partnership treats certain items of income and deductions differently for federal income tax purposes than for financial reporting purposes. Following is a reconciliation of financial statement income to federal taxable income:

	2006	2005
Net loss — financial statement	$(76,435)	$(89,529)
Additional depreciation for federal income tax purposes due to the use of accelerated depreciation methods	(20,046)	(7,710)
Allowance for doubtful accounts — deductible when written off	(989)	(68)
Revenue received in advance — taxable when received; recognized when earned for financial reporting:
Current year	1,894	1,046
Prior year	(1,046)	(1,057)

Net loss — federal income tax	$(96,622)	$(97,318)

The Partnership has qualified to receive low-income housing tax credits from the State of Ohio pursuant to Internal Revenue Code Section 42 totaling $4,806,000. These tax credits are available on an annual basis for a ten-year period commencing with 1993. The annual allocation of $480,600 is available to the Partners as a credit against their federal income taxes payable. As of December 31, 2004, all $4,806,000 of the tax credits had been utilized by the Partners. Certain technical requirements must be met and maintained by the Partnership to receive the full allocation of tax credits.
12.	CONTINGENCY
The Partnership’s low-income housing tax credits are contingent on its ability to maintain compliance with applicable sections of Section 42(a) of the Internal Revenue Code. Failure to maintain compliance with occupant eligibility, and/or gross rent, or to correct noncompliance within a specified time period could result in recapture of previously taken tax credits plus interest. In addition, such potential noncompliance may require an adjustment to the contributed capital by the Investor Limited Partner.

SUPPLEMENTARY INFORMATION

CERTIFIED PUBLIC ACCOUNTANTS
INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTARY INFORMATION
To the Partners of Crescent Village Townhomes Limited Partnership
c/o Joint Development & Housing Corporation
Our report on our audits of the basic financial statements of Crescent Village Townhomes Limited Partnership for 2006 and 2005 appears on page 1. Those audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The detailed balance sheet and statement of operations schedules are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information, except for that portion marked “unaudited,” on which we express no opinion, has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, the information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Certified Public Accountants
Cincinnati, Ohio
January 31, 2007
Donald R. Harting
Terrence P. Egan
James R. Hochwalt
Charles C. Craft
Randall S. Kuvin
Randolph N. Kramer
David P. Dirksen
Bruce G. Kreinbrink
Kelley G. O’Neil
Julie M. Kline
Dustin C. Fry
Terry L. Yoho
Linda B. Hadley
Alexander P. Kurian
Angela L. Gatto
Erin J. Kliesch
Kevin R. Hagstrom
Michael W. Smith
Jeffrey M. Woeste
Robert L.Hesch
RETIRED
David E. Flagel
Gerald P. Flagel
Arthur J. Huber
Louis G. Roman

DAYTON	CINCINNATI
3400 South Dixie Drive / Dayton, Ohio 45439-2304	9135 Governors Way / Cincinnati, Ohio 45249-2037
phone: (937) 299-3400 / fax: (937) 293-5481 / www.fhf-cpa.com	phone: (513) 774-0300 / fax: (513) 774-7250 /www.fhf-cpa.com

CRESCENT VILLAGE TOWNHOMES LIMITED PARTNERSHIP
DETAILED BALANCE SHEET SCHEDULES

	DECEMBER 31,
	2006	2005
ASSETS

CURRENT ASSETS
Petty cash	$100	$100
Cash in bank	24,565	130,652
Tenant security deposits	46,558	42,172
Tenant accounts receivable, net of allowance for doubtful accounts of $47 and $1,036 in 2006 and 2005, respectively	3,511	6,241
Other receivables	1,443	10
Project expense loans receivable	350,615	231,045

	426,792	410,220

RESTRICTED DEPOSITS AND FUNDED RESERVES
Replacement reserve deposits	6,174	1,322
Real estate taxes and insurance escrow	61,417	51,939

	67,591	53,261

FIXED ASSETS
Land	374,500	374,500
Land improvements	1,235,472	1,235,472
Buildings	4,531,359	4,531,359
Building equipment	261,582	250,725
Accumulated depreciation	(3,153,191)	(2,933,994)

	3,249,722	3,458,062

OTHER ASSETS
Deferred financing costs, net of accumulated amortization	22,387	29,021

TOTAL ASSETS	$3,766,492	$3,950,564

LIABILITIES AND PARTNERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$8,825	$12,758
Accrued wages and payroll taxes	7,364	6,581
Accrued interest payable	18,492	18,731
Accrued real estate taxes payable	81,319	75,694
Tenant security deposit liability	46,558	42,172
Rent deferred credits	1,894	1,046
Current portion of mortgage payable	36,909	33,925

	201,361	190,907

LONG-TERM LIABILITIES
Mortgage note payable	2,586,065	2,622,974

PARTNERS’EQUITY
Other partner’s equity	804,867	842,472
Limited partners’ equity	174,199	294,211

	979,066	1,136,683

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$3,766,492	$3,950,564

CRESCENT VILLAGE TOWNHOMES LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006		2005
REVENUE
RENTAL INCOME
Apartments	$784,633	*	$772,583	*

VACANCIES
Apartments	56,645	*	53,464	*

RENTAL INCOME LESS VACANCIES	727,988		719,119

FINANCIAL REVENUE
Interest income — miscellaneous	1,858		944
Interest income — reserve for replacement	20		20

TOTAL FINANCIAL REVENUE	1,878		964

OTHER REVENUE
Laundry and vending	0		3
NSF and late charges	4,314		3,783
Damages and cleaning fees	5,932		4,265
Forfeited security deposits	225		100
Other revenue (miscellaneous)	4,291		4,527

TOTAL OTHER REVENUE	14,762		12,678

TOTAL REVENUE	$744,628		$732,761

*	-	Unaudited

CRESCENT VILLAGE TOWNHOMES LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES (CONTINUED)

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006	2005
EXPENSES

ADMINISTRATIVE
Advertising	$28,862	$26,011
Office supplies	1,878	1,686
Management fees	29,626	29,152
Manager or superintendent salaries	40,594	39,143
Legal expenses (project-related issues)	1,304	661
Auditing expenses	6,870	6,570
Telephone and answering service	3,872	3,577
Bad debts	5,321	1,836
Miscellaneous administrative expenses	7,307	5,842

TOTAL ADMINISTRATIVE	125,634	114,478

UTILITIES
Gas	3,116	2,779
Electricity	6,676	7,345
Water and sewer, less reimbursements	(3,107)	6,571

TOTAL UTILITIES	6,685	16,695

OPERATING AND MAINTENANCE
Janitor cleaning supplies and payroll	826	690
Exterminating	521	839
Garbage and trash removal	5,612	5,397
Security payroll/contract	2,901	3,405
Grounds supplies	586	1,346
Grounds payroll	21,852	23,434
Repairs payroll	39,209	37,092
Repairs material	19,827	19,438
Repairs contract	1,500	6,213
Snow removal	0	3,555
Turnover expense	15,935	13,764
Miscellaneous operating and maintenance	315	182

TOTAL OPERATING AND MAINTENANCE	109,084	115,355

CRESCENT VILLAGE TOWNHOMES LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES (CONTINUED)

	FOR THE YEARS ENDED DECEMBER 31,
	2006		2005

TAXES AND INSURANCE
Real estate taxes	$81,319		$75,694
Property and liability insurance (hazard)	25,077		17,179
Miscellaneous taxes, license and permits	553		17

TOTAL TAXES AND INSURANCE	106,949		92,890

FINANCIAL EXPENSES
Interest on mortgage note payable	223,239		226,001

DEPRECIATION AND AMORTIZATION
Depreciation	242,838		250,238
Amortization	6,634		6,633

TOTAL DEPRECIATION AND AMORTIZATION	249,472		256,871

TOTAL EXPENSES	821,063		822,290

NET LOSS	$(76,435)		$(89,529)

OTHER ITEMS

Amount of principal paid	$33,925		$31,182

Deposits made to replacement reserve	15,300		15,300

Disbursements made from replacement reserve	10,468		15,491

Occupancy percentage — end of year	90	%*	93	%*

*	- Unaudited